UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 20, 2023

Mirion Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive
Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Redeemable warrants to purchase Class A common stock	MIR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2023, Ms. Jyothsna (Jo) Natauri informed the board of directors ("Board") of Mirion Technologies, Inc. (“Mirion”) of her decision to resign as a director of Mirion, effective as of the close of business on June 20, 2023. Ms. Natauri's resignation is in conjunction with her leaving Goldman Sachs. Ms. Natauri was one of two initial directors nominated for election to the Board by GS Sponsor II LLC, a Delaware limited liability company (“Sponsor”), pursuant to that certain Director Nomination Agreement (“GS Director Nomination Agreement”), dated as of October 20, 2021, by and between Mirion and Sponsor, prior to its termination (as described below). Ms. Natauri's resignation from the Board is not due to any disagreement with Mirion or any matter relating to any of Mirion's operations, policies or practices.

Item 1.02. Termination of a Material Definitive Agreement.

On June 20, 2023, Mirion and Sponsor agreed to terminate the GS Director Nomination Agreement with immediate effect.

Sponsor and its affiliates are current Mirion stockholders. Prior to its termination, the GS Director Nomination Agreement provided Sponsor with the right, but not the obligation, to nominate two (2) directors for election to the Board. Sponsor and Mirion agreed to terminate the GS Director Nomination Agreement due to Sponsor determining that it no longer required the right to nominate persons for election to the Board. Mirion will not incur any early termination penalty in connection with the termination of the GS Director Nomination Agreement. Other than Ms. Natauri's decision to resign from the Board (as described above), there are no other changes to the Board in conjunction with the termination of the GS Director Nomination Agreement.

The above description of the GS Director Nomination Agreement does not purport to be complete and is qualified in its entirety by the full text of the GS Director Nomination Agreement, which is included as Exhibit 10.6 to Mirion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the Securities and Exchange Commission on February 28, 2023 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2023

Mirion Technologies, Inc.

By:	/s/ Brian Schopfer
Name:	Brian Schopfer
Title:	Chief Financial Officer